Remeasurement items affecting operating profit	12 Months Ended
Jun. 30, 2021
Remeasurement items affecting operating profit
Remeasurement items affecting operating profit
10	Remeasurement items affecting operating profit

Effect of remeasurement items for subsidiaries and joint operations

		2021	2020	2019
for the year ended 30 June	Note	Rm	Rm	Rm
Impairment of		34 200	112 736	19 868
property, plant and equipment	20	33 973	108 575	19 850
right of use assets	18	35	3 322	—
other intangible assets		80	839	11
equity accounted investment		112	—	—
other assets		—	—	7
Reversal of impairment of		(5 468)	—	(949)
property, plant and equipment	20	(5 440)	—	(949)
right of use assets	18	(2)	—	—
other intangible assets		(26)	—	—
(Profit)/loss on	11	(5 520)	(715)	1 109
disposal of property, plant and equipment		(96)	25	(32)
disposal of other intangible assets		(130)	—	—
disposal of other assets		52	148	—
disposal of businesses		(5 615)	(1 684)	(267)
disposal and scrapping of property, plant and equipment		269	796	1 408
Write-off of unsuccessful exploration wells	20	6	(43)	34
Remeasurement items per income statement		23 218	111 978	20 062
Tax effect		(7 771)	(26 399)	(4 409)
Non-controlling interest effect		1	(931)	(5)
Total remeasurement items for subsidiaries and joint operations, net of tax		15 448	84 648	15 648
Effect of remeasurement items for equity accounted investments		23	—	15
Total remeasurement items for the group, net of tax		15 471	84 648	15 663

Impairment/reversal of impairments

The group's non-financial assets, other than inventories and deferred tax assets, are assessed for impairment indicators and indicators for the reversal of impairment at each reporting date or whenever events or changes in circumstances indicate that the carrying value may not be recoverable. Recoverable amounts are estimated for individual assets or, where an individual asset cannot generate cash inflows independently, the recoverable amount is determined for the larger cash generating unit to which it belongs.

Impairment calculations

The recoverable amount of the assets reviewed for impairment is determined based on the higher of the fair value less costs to sell or value-in-use calculations. Key assumptions relating to this valuation include the discount rate and cash flows. Future cash flows are estimated based on financial budgets covering a five year period and extrapolated over the useful life of the assets to reflect the long term plans for the group using the estimated growth rate for the specific business or project. Where reliable cash flow projections are available for period longer than five years, those budgeted cash flows are used in the impairment calculation. The estimated future cash flows and discount rate are post-tax, based on the assessment of current risks applicable to the specific entity and country in which it operates. Discounting post-tax cash flows at a post-tax discount rate yields the same results as discount pre-tax cash flows at a pre-tax discount rate, assuming there are no significant temporary tax differences.

10	Remeasurement items affecting operating profit continued

Main assumptions used for impairment calculations

		2021	2020	2019
Long-term average crude oil price (Brent) (nominal)*	US$/bbl	70,09	59,69	71,17
Long-term average ethane price (nominal)*	US$c/gal	37,18	32,79	39,04
Long-term average ammonia price*	Rand/ton	5 297,00	4 664,32	4 258,54
Long-term average Southern African gas purchase price (real)*	US$c/Gj	8,41	7,10	4,86
Long-term average refining margin (nominal)*	US$/bbl	9,67	9,43	10,16
Long-term average exchange rate*	Rand/US$	14,57	15,20	14,29
*

Assumptions are provided on a long-term average basis. Oil and ammonia prices and exchange rate assumptions are calculated based on a five year period, while the ethane price is based on a ten year period. The refining margin is calculated until 2034, linked to the Sasolburg refinery's useful life. The Southern African gas purchase price is calculated until 2050, linked to the South African integrated value chain's useful life.

			United
		South	States of
		Africa	America	Europe
		%	%	%
Growth rate — long-term Producer Price Index	2021	5,50	2,00			2,00
Weighted average cost of capital*	2021	14,03	7,70	7,70	–	9,05
Growth rate — long-term Producer Price Index	2020	5,50	2,00			2,00
Weighted average cost of capital*	2020	14,22	7,66	7,66	–	9,79
Growth rate — long-term Producer Price Index	2019	5,50	2,00			2,00
Weighted average cost of capital*	2019	13,12	7,18	7,18	–	9,48
*	Calculated using spot market factors on 30 June.

Areas of judgement:

Management determines the expected performance of the assets based on past performance and its expectations of market developments. By their very nature, cash flow projections involve inherent risks and uncertainties which have been further aggravated by the effect of COVID-19. The group adjusted cash flow projections and budgets accordingly. These adjustments took into account the impact of the pandemic on revenue and margins as well as the expected periods of recovery from the pandemic for each individual cash generating unit.

The weighted average growth rates used are consistent with the increase in the geographic segment long-term Producer Price Index. Estimations are based on a number of key assumptions such as volume, price and product mix which will create a basis for future growth and gross margin. These assumptions are set in relation to historic figures and external reports. The continued impact of the COVID-19 pandemic is incorporated in our pricing assumptions through the use of the average June 2021 views obtained from two independent consultancies that reflect their current views on market development. If necessary, these cash flows are then adjusted to take into account any changes in assumptions or operating conditions that have been identified subsequent to the preparation of the budgets.

Climate related risks such as carbon tax and the cost of energy have been incorporated in the cash flow projections where reasonable and supportable.

The weighted average cost of capital rate (WACC) is derived from a pricing model. The variables used in the model are established on the basis of management judgement and current market conditions. Management judgement is also applied in estimating future cash flows and defining of cash-generating units. These values are sensitive to the cash flows projected for the periods for which detailed forecasts are not available and to the assumptions regarding the long-term sustainability of the cash flows thereafter.

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Determining as to whether, and by how much, cost incurred on a project is abnormal and needs to be scrapped involves judgement. The factors considered by management include the scale and complexity of the project, the technology being applied and guidance from experts in terms of what constitute abnormal wastage on the project.

Significant impairment/(reversal of impairment) of assets in 2021

	Property,		Other
	plant and	Right of	intangible			Recoverable
	equipment	use assets	assets	Other	Total	amount*
	2021	2021	2021	2021	2021	2021
Segment and Cash-generating unit (CGU)	Rm	Rm	Rm	Rm	Rm	Rm
Fuels Segment
Secunda liquid fuels refinery	24 456	—	—	—	24 456	23 232
Chemicals Africa segment
Southern Africa Wax value chain	7 863	—	—	—	7 863	2 748
Chlor Alkali and PVC	1 094	—	—	—	1 094	393
Chemicals America segment
US Phenolics assets	351	30	79	—	460	—
Ethylene Oxide/Ethylene Glycol (EO/EG)	(4 906)	(2)	(26)	—	(4 934)	110 113
Gas segment
Sasol Canada - Shale gas assets	(521)	—	—	—	(521)	357
Other	196	5	1	112	314	—
	28 533	33	54	112	28 732
*	The recoverable amounts reflect the CGU's contribution to the integrated value chain and have been determined as described in the accounting policies below.

Other than for the CGU's specifically mentioned, all of the remaining CGU's have sufficient headroom and no reasonable changes to assumptions applied would result in any impairment or reversal of impairment.

Description of impairment and sensitivity to changes in assumptions:

Management has considered the sensitivity of the impairment calculations to various key assumptions such as crude oil and gas prices, commodity prices and exchange rates. These sensitivities have been taken into consideration in determining the required impairments and reversals of impairments. The following assets are particularly impacted by changes in key assumptions:

Secunda liquid fuels refinery

The Secunda liquid fuels refinery saw a significant decrease in its recoverable amount largely due to higher cost to procure gas in the longer term as well as a stronger forecasted rand/US dollar exchange rate and lower long-term oil price outlook over the remaining life of the CGU which impacted negatively on the forecasted Basic Fuel Price (BFP), despite the short-term recovery in oil prices. The performance of the CGU is highly sensitive to changes in the discount rate, crude oil prices, the rand/US$ exchange rate and the cost to procure gas in the long-term. A 1% increase (or decrease) in the discount rate would decrease (or increase) the recoverable amount by approximately R1,7 billion (or R2,0 billion). A US$1 decrease in the price of Dated Brent will decrease the recoverable amount of the CGU by approximately R2,8 billion. A R0,10/US$ strengthening in the exchange rate would decrease the recoverable amount by R1,5 billion. A US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R942 million.

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Southern Africa Wax value chain

The impairment on the Wax value chain was driven by higher cost to procure gas in the longer term, lower sales volumes and prices due to reduced gas availability in 2022 and 2023 as well as a stronger forecasted rand/US dollar exchange rate. The performance of this CGU is highly sensitive to changes in the discount rate and cost to procure gas in the long term. A 1% increase (or decrease) in the discount rate would decrease (or increase) the recoverable amount by approximately R370 million (or R403 million). A US$1/Gj increase in the longer term cost of natural gas would decrease the recoverable amount by R1,7 billion.

Chlor Alkali and Polyvinyl Chloride (PVC) value chain

The impairment is as a result of the stronger forecasted rand/US dollar exchange rate and the impact of the pending sale of the Sodium Cyanide business. The performance of this CGU is highly sensitive to the Rand/US$ exchange rate, product sales prices and changes in the discount rate. A R0,10/US$ strengthening in the exchange rate would decrease the recoverable amount of the CGU by approximately R240 million while a US$10 per ton movement in sales prices would impact the recoverable amount by approximately R364 million. The recoverable amount will be reduced (or increase) by approximately R264 million (or R306 million) if the discount rate were to increase (or decrease) by 1%.

EO/EG

The Ziegler Alcohols Unit (Ziegler) reached Beneficial Operation (BO) in June 2020. Ziegler delivers alcohol feed to the Ethoxylates (ETO) unit. In previous CGU assessments, the Ethylene Oxide and Ethylene Glycol (EO/EG) plant together with the ETO plant were considered to be a separate CGU from the Alcohol units (Ziegler and Guerbet). During 2021 with all units associated with LCCP having reached beneficial operation, rates at Ziegler were constrained due to weather events and negatively impacted on the ability of the EO and ETO plants to run due to reduced Ziegler feed. Given the ETO dependency on Ziegler for alcohol feed and the integration between the EO and ETO units as well as the change in regulatory environment surrounding EO, the CGUs were reassessed and now considered to be one integrated CGU. The impairment assessment of the combined CGU showed significant headroom resulting in the full 2019 impairment of the EO/EG CGU being reversed in the current year. No reasonably possible change in assumptions applied in estimating the recoverable amount of the combined CGU will significantly impact the amount of the reversal.

Sasol Canada - Shale gas assets

Sasol signed an agreement to divest of all our interests in Canada. Previous impairments of CAD45 million (R521 million) were reversed at 30 June 2021 to measure the carrying value of the disposal group at its fair value less cost to sell.

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Significant impairment of assets in prior periods

2020
Segment and Cash-generating unit (CGU)	Description	Rm
Fuels segment
Sasolburg liquid fuels refinery	The impairment is mainly due to lower refining margins over the long-term and an increase in the WACC rate.	8 594
Secunda liquid fuels refinery	The impairment is mainly due to lower crude oil prices, an increase in the WACC rate and a higher cost to procure gas in the longer term.	3 834
Chemicals America
LLDPE & LDPE

At 30 June 2020, assets and liabilities relating to a combination of assets within Sasol Chemicals USA have been classified as held for sale. An impairment was recognised to reduce the carrying value of the disposal group down to its fair value less cost to sell, including any portion that Sasol might retain in the disposal group.

72 558
Chemicals Africa
Ammonia value chain*	The impairment is mainly due to lower international ammonia selling prices and a decrease in volumes based on reduced market demand and a reduction in gas allocated to the value chain.	2 736
Acrylates & Butanol value chain

The impairment is mainly due to significantly lower selling prices coupled with a long expected recovery period as operating rates are only expected to recover to pre-COVID-19 levels by 2027. The CGU was also impacted by an increase in the WACC rate and a higher cost to procure gas in the longer term.

6 766
Polyethylene value chain*	The impairment is mainly due to depressed selling prices caused by polyethylene overcapacity, worsened by the impact of COVID-19, and higher feedstock costs.	5 814
Chlor Vinyls value chain*	The impairment is mainly due to significant lower selling prices which were only partly offset by the weakening in the rand.	1 979
Chemical Work Up & Heavy Alcohols value chain*	The impairment is mainly due to significantly lower selling prices and an increase in the WACC rate. Overall Solvents prices decreased by 12% compared to the prior year.	1 668
Southern Africa Wax value chain*	The impairment is mainly due to lower wax selling prices, an increase in the WACC rate and the higher cost to procure gas in the longer term.	3 777
Chemicals Eurasia
Wax

The impairment is mainly due to lower wax selling prices, driven by the negative macro-economic conditions as well as increased market competition experienced from low cost paraffin wax producers. This was partly offset by increased volumes in the wax emulsion market.

2 838
Other		2 172
112 736
*	Impairment results for 2020 for these CGU's have been revised.

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Significant scrapping of assets in prior periods

Segment and Cash-generating unit		2019
(CGU)	Description	Rm
Chemicals America
Tetramerization value chain (LCCP)	The impairments were driven by an increase in capital cost for the Lake Charles Chemicals Project (LCCP) and lower US ethylene and global mono-ethylene glycol price assumptions as at 30 June 2019.	7 403
Ethylene Oxide/Ethylene Glycol (EO/EG)

The upstream ethane cracker is a corporate asset and the increase in its capital cost has an impact on the downstream derivative units. All cash generating units linked to the LCCP were assessed for impairment.

		5 460
Sasol Canada – Shale gas assets	The impairment was resulted from the depressed Canadian gas price environment.	1 947
Chemicals Africa
Ammonia value chain	The impairment was as a result of lower international ammonia sales price assumptions in the short- to medium-term and increased gas feedstock prices in the longer term.	3 509
Other (net of reversal of impairment)		600
		18 919

Accounting policies:

Remeasurement items are amounts recognised in profit or loss relating to any change (whether realised or unrealised) in the carrying amount of non-current assets or liabilities that are less closely aligned to the normal operating or trading activities of the group such as the impairment of non-current assets, profit or loss on disposal of non-current assets including businesses and equity accounted investments, and scrapping of assets. The group’s non-financial assets, other than inventories and deferred tax assets, are reviewed at each reporting date or whenever events or changes in circumstances indicate that the carrying amount may not be recoverable, to determine whether there is any indication of impairment or indication for reversal of impairment. An impairment test is performed on all goodwill, intangible assets not yet in use and intangible assets with indefinite useful lives at each reporting date.

The recoverable amount of an asset is defined as the amount that reflects the greater of the fair value less costs of disposal and value-in-use that can be attributed to an asset as a result of its ongoing use by the entity. Value-in-use is estimated using a discounted cash flow model. The future cash flows are adjusted for risks specific to the asset and is adjusted where applicable to take into account any specific risks relating to the country where the asset or cash-generating unit is located. The rate applied in each country is reassessed each year. The recoverable amount may be adjusted to take into account recent market transactions for a similar asset.

10Remeasurement items affecting operating profit continued

Some assets are an integral part of the value chain but are not capable of generating independent cash flows because there is no active market for the product streams produced from these assets, or the market does not have the ability to absorb the product streams produced from these assets or it is not practically possible to access the market due to infrastructure constraints that would be costly to construct. Product streams produced by these assets form an input into another process and accordingly do not have an active market. These assets are classified as corporate assets in terms of IAS 36 when their output supports the production of multiple product streams that are ultimately sold into an active market.

The group’s corporate assets are allocated to the relevant cash-generating unit based on a cost or volume contribution metric. Costs incurred by the corporate asset are allocated to the appropriate cash generating unit at cost. If there is an indication that a corporate asset may be impaired, then the recoverable amount is determined for the cash-generating unit to which the corporate asset belongs.

In Southern Africa, the coal value chain starts with feedstock mined in Secunda and Sasolburg and continues along the integrated processes of the operating business units, ultimately resulting in fuels and chemicals-based product lines. Similarly, the gas value chain starts with the feedstock obtained in Mozambique and continues along the conversion processes in Secunda and Sasolburg, ultimately resulting in fuels and chemicals-based product lines.

The groups of assets which support the different product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In the US, the ethylene value chain results in various chemicals-based product lines, sold into active markets. The assets which support the different chemicals-based product lines, including corporate asset allocations, are considered to be separate cash-generating units.

In Europe, the identification of separate cash-generating units is based on the various product streams that have the ability to be sold into active markets by the European business units.

Certain products are sometimes produced incidentally from the main conversion processes and can be sold into active markets. When this is the case, the assets that are directly attributable to the production of these products, are classified as separate cash-generating units. The cost of conversion of these products is compared against the revenue when assessing the asset for impairment.

Exploration assets are tested for impairment when development of the property commences or whenever facts and circumstances indicate impairment. An impairment loss is recognised for the amount by which the exploration assets carrying amount exceeds their recoverable amount.